Exhibit 10.1

JAG Media Holdings, Inc.
6865 S.W. 18th Street, Suite B13
Boca Raton, FL 33433
May 11, 2007
Cryptometrics, Inc.
73 Main Street
Tuckahoe, NY 10707

Re:	Agreement Amending Merger Agreement Among JAG Media Holdings, Inc. (“JAG Media”), Cryptometrics Acquisition, Inc. (“Cryptometrics Acquisition”), Cryptometrics, Inc. (“Cryptometrics”), Robert Barra, Michael Vitale, Karlen & Stolzar, Thomas J. Mazzarisi and Stephen J. Schoepfer (collectively, the “Parties”) dated as of January 24, 2007, as Further Amended by those Certain Agreements Among the Parties dated as of February 26, 2007, April 2, 2007 and April 20, 2007 (“Merger Agreement Amendment”)
Gentlemen:
This will confirm our understanding regarding the following changes to the Merger Agreement Amendment, which have been authorized by the directors of JAG Media, Cryptometrics Acquisition and Cryptometrics:
1. The Automatic Termination Date of May 11, 2007 set forth in the first sentence of paragraph 9 of the Merger Agreement Amendment is hereby changed to May 18, 2007.
All defined terms used in this agreement, which are not otherwise defined herein shall have the meaning ascribed to them in the Merger Agreement Amendment. Except as otherwise set forth in this agreement, the Merger Agreement Amendment and the Merger Agreement shall remain unchanged and in full force and effect.
If the foregoing accurately reflects your understanding of our agreement regarding the above matter, please indicate your agreement and acceptance by signing in the appropriate space below and returning a fully executed and dated copy of this agreement to the undersigned.
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Cryptometrics,Inc.
May 11,2007
Page -2-

Sincerely yours,		AGREED AND ACCEPTED:
JAG MEDIA HOLDINGS, INC.		CRYPTOMETRICS ACQUISITION, INC.

By:	/s/ Thomas J. Mazzarisi	By:	/s/ Thomas J. Mazzarisi

	Name: Thomas J. Mazzarisi		Name: Thomas J. Mazzarisi
	Title: Chairman & CEO		Title: President
	Date: May 9, 2007		Date: May 9, 2007

AGREED AND ACCEPTED: CRYPTOMETRICS, INC.		The undersigned is signing this agreement solely in its capacity as “Escrow Agent” pursuant to the provisions of paragraph 10 of the Merger Agreement Amendment

By:	/s/ Robert Barra	KARLEN & STOLZAR, LLP
Name: Robert Barra
	Title: Co-CEO	By:	/s/ Michael I. Stolzar
	Date: May 10, 2007		Name: Michael I. Stolzar
Title: Partner
Date: May 10, 2007

/s/ Robert Barra Robert Barra Dated: May 10, 2007	The undersigned are signing this agreement only with respect to their obligations set forth in paragraph 12 of the Merger Agreement Amendment

/s/ Thomas J. Mazzarisi

/s/ Michael Vitale	Thomas J. Mazzarisi

Michael Vitale	Dated: May 9, 2007
Dated: May 10, 2007

/s/ Stephen J. Schoepfer

Stephen J. Schoepfer
Dated: May 9, 2007